MASSMUTUAL FUNDS
MassMutual Inflation-Protected and Income Fund
Supplement dated April 25, 2025 to the
Prospectus dated February 1, 2025, as Revised on February 5, 2025, and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective April 25, 2025, the following information supplements the information found under the heading Portfolio Manager(s) in the section titled Management (on page 13 of the Prospectus):
Tom Duski is a Managing Director and member of Barings’ Investment Grade Fixed Income Group. He has managed the Fund since April 2025.
Effective April 25, 2025, the following information supplements the information for Barings LLC found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 88 of the Prospectus:
Tom Duski
is a Managing Director and member of Barings’ Investment Grade Fixed Income Group. Mr. Duski shares primary responsibility for the day-to-day management of the Inflation-Protected and Income Fund. He is also a senior derivatives trader for Barings’ Global Public Securitized Products. Mr. Duski is responsible for strategy analysis and trading of interest rate and derivative instruments, also including currency and over-the-counter equity derivatives, utilized within various hedging and alpha generation strategies. Prior to his current role, he worked on the GIA’s Asset-Liability Management as well as the development of investment pricing assumptions for MassMutual’s insurance products. Mr. Duski has worked in the industry since 1991. Prior to joining Barings in 2002, he held various actuarial positions at MassMutual and was responsible for pricing of life insurance, structured settlements, and annuity products at the Travelers.
Effective April 25, 2025, the information for Douglas Trevallion, II found under the heading Portfolio Manager(s) in the section titled Management (on page 13 of the Prospectus) as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 89 of the Prospectus is hereby removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
PREMPRO-25-08
IPI-25-01